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               ADDENDUM AND AMENDMENT TO SUBLICENSE AGREEMENTS:
               INTEGRAL CONCEPTS, INC./IAS COMMUNICATIONS, INC.
                        SUBLICENSE DATED JULY 10, 1995;
           INTEGRAL CONCEPTS, INC./EMERGENT TECHNOLOGIES CORPORATION
                       SUBLICENSE DATED JANUARY 2, 1996

     This Addendum and Agreement to the Sublicense Agreements ("Addendum and Agreement") is made and entered into this 4th day of March, 1997, by and between Integral Concepts, Inc., a West Virginia corporation ("ICI"), IAS
Communications, Inc., an Oregon corporation ("IAS") and Emergent Technologies Corporation, a West Virginia corporation ("ETC").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, ICI has a License Agreement from West Virginia University Research Corporation of Morgantown, West Virginia ("WVURC"), for certain technologies related to the design, construction and operation of the Toroidal Helical Antenna, U.S. Patent Office Serial No. 07/992,970, et seq., and defined herein to be embraced within the expression "the Technology"; and,

     WHEREAS, IAS was granted an exclusive worldwide sublicense from ICI of its right, title and interest in and to the Technology, excluding all military applications and resulting procurement interests, pursuant to the sublicense dated July 10, 1995, by and between ICI and IAS; and,

     WHEREAS, ICI granted ETC an exclusive worldwide sublicense dated January 2, 1996, relating to all military/governmental applications and resulting procurement interests of The Technology; and,

     WHEREAS, ICI, IAS and ETC desire to incorporate and make this Addendum and Agreement a part of the ICI/IAS and ICI/ETC sublicenses; and,

     WHEREAS, the parties hereto acknowledge and agree that the efforts and advances made in the Technology by ETC and the research and development funding provided by IAS to ETC forms a part of the consideration for this Addendum and Agreement; and,

     WHEREAS, in additional consideration of the benefit derived from clarification of the terms of the sublicenses and expansion of the definition of the Technology, ICI, IAS and ETC have agreed to incorporate the following clarification/definition of The Technology:

     The military/government and commercial markets are easily distinguishable and as such are covered by the two existing

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     sublicenses. The sublicensed technology can be defined by the end use applications. If the application is for any government agency or agency use (military, FBI, CIA, etc.), then the sale falls under the existing military/government sublicense granted to ETC. If the government purchase is for commercial end use (government purchase of technology for civilian use or sale), then the sale falls under the commercial sublicense granted to IAS.

     WHEREAS, in additional consideration of the benefit derived from the clarification of the terms of the ICI-IAS sublicense, ICI agrees to temporarily reduce the amount of royalties IAS is to pay to ICI pursuant to the terms set forth in Paragraph I hereinbelow.

     NOW, THEREFORE, the parties hereto agree as follows:

     I. ICI agrees to temporarily reduce the amount of royalties IAS is to pay to ICI pursuant to the terms of the ICI-IAS sublicense by 50% in an amount not to exceed $5,000,000.00 for up to three years from the date of this Addendum and Amendment. This 50% reduction in royalties from IAS to ICI shall be completed and expire either in the event the amount of royalties meets or exceeds $5,000,000.00 or when the three-year period expires, and in no event shall the reduction continue past the occurrence of either event. Upon completion and expiration of the terms of the reduction, the original royalty agreement as set forth in the ICI-IAS sublicense shall again be in full force and effect. This agreement to temporarily reduce the amount of royalties payable to ICI in no way affects or amends IAS's duty to pay royalties to WVURC as set forth in the ICI-IAS sublicense.

     II. The ICI-IAS Sublicense is hereby amended as follows:

     (1) Section 2.1 is hereby amended to read in full as follows:

     ICI hereby grants to IAS the exclusive commercial worldwide rights and sublicense (i) to manufacture, sell copies of, sublicense and distribute the Technology; and (ii) to sublicense others to manufacture, sell copies of, license and distribute the Technology, excluding all military and

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     governmental applications and resulting procurement interests.
     Specifically, IAS or its sublicensees may not manufacture, market or sell any products using the Technology for military or governmental application. Also, ICI or any of its sublicensees including ETC may not manufacture, market or sell any products using the Technology for commercial applications.

     (2) Section 1.1(a) is hereby amended to include the following:

     The Technology shall also specifically include any and all new developments, uses and enhancements to the Technology, whether developed now or in the future, by any party, including, but not limited to, ICI, IAS and ETC, as originally granted under the WVURC-ICI license.

     (3) A new Section 1.1(e) is hereby added:

     "Commercial" means any and all uses of the Technology that are not military or governmental as defined in this Addendum and Agreement. Specifically, commercial includes any purchases or uses by a government unit where the end use is primarily commercial (i.e., a governmental purchase or use for nongovernmental or civilian purposes).

     (4) A new Section 1.1(f) is hereby added as follows:

     "Governmental" means any and all uses of the Technology where the end use is primarily for traditionally government purposes as defined in this Addendum and Agreement. Specifically, if the end use is by a governmental agency such as the police, military, FBI, CIA, etc., then the use is governmental.

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     III. The ICI-ETC Sublicense is hereby amended as follows:

     (1) Section 1.1(a) is hereby amended to read in full as follows:

     The Technology shall also specifically include any and all new developments, uses and enhancements to the Technology, whether developed now or in the future, by any party, including, but not limited to, ICI, IAS and ETC, as originally granted under the WVURC-ICI license.

     (2) A new Section 1.1(e) is hereby added:

     "Commercial" means any and all uses of the Technology that are not military or governmental as defined in this Addendum and Agreement. Specifically, commercial includes any purchases or uses by a government unit where the end use is primarily commercial (i.e., a governmental purchase or use for nongovernmental or civilian purposes).

     (3) A new Section 1.1(f) is hereby added as follows:

     "Governmental" means any and all uses of the Technology where the end use is primarily for traditionally governmental purposes. Specifically, if the end use is primarily for tradionally government purposes as defined in this Addendum and Agreement such as the police, military, FBI, CIA, etc., then the use is governmental.

     All other terms and conditions of the Sublicenses shall remain in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have executed this Addendum and
Amendment on the date shown below but with effect as of the date first above written.

                                    INTEGRAL CONCEPTS, INC.
                                    a West Virginia corporation

                                BY: /s/ James E. Smith
                                    ------------------------
                                    JAMES E. SMITH
                                    Its President

                                    IAS COMMUNICATIONS, INC.,
                                    An Oregon corporation

                                BY: /s/ John G. Robertson
                                    ------------------------
                                    JOHN G. ROBERTSON
                                    Its President

                                    EMERGENT TECHNOLOGIES CORPORATION,
                                    a West Virginia corporation

                                BY: /s/ Jack Parsons
                                    ------------------------
                                    JACK PARSONS
                                    Its President

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